Administrative Office: 4333 Edgewood Road NE Cedar Rapids, IA 52499

Securities and Exchange Commission

100 F. Street N.E.

Washington, D.C. 20549-0506

RE:	Separate Account Fund C

File Nos. 811-02025, CIK 0000073711

Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account Fund C, a unit investment trust registered under the Act, mailed to its contract owners the Semi Annual report of the underlying funds of the following underlying management investment companies:

Transamerica Series Trust (CIK: 0000778207).

This filing constitutes the filing of those reports as required by rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Semi Annual Report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Allison Ryan
Allison Ryan, Vice President
Transamerica Life Insurance Company

Monumental Life Insurance Company • Transamerica Advisors Life Insurance Company • Transamerica Advisors Life

Insurance Company of New York • Transamerica Life Insurance Company • Transamerica Financial Life Insurance Company •

Western Reserve Life Assurance Co. of Ohio